                                                              Exhibit 10(ii)(ad)

                               ECKERD CORPORATION

                            KEY MANAGEMENT BONUS PLAN

     1. Purpose. The Key Management Bonus Plan (KMBP) is intended to focus the
        -------
attention of plan participants on financial factors critical to Eckerd Corporation's (the "Company") success. Through a carefully tailored combination of company-wide, regional, district, departmental and personal goals, each individual participant is encouraged to concentrate effort in those areas which most affect the Company's bottom line. The KMBP rewards participants for their contribution to the achievement of the Company's established financial and operating goals.

          The Company is committed to a "pay for performance" philosophy. Therefore, compensation programs are designed to reward achievement of financial results. The KMBP is a pivotal component of a manager's total compensation, which includes base pay and benefits. It represents a significant corporate investment in its participants as key players on the Company's management team.

     2. Administration. The KMBP shall be administered by the Board of Directors
        --------------
of the Company. The Board may delegate the administration of the KMBP to the Executive Compensation and Stock Option Committee of the Board of Directors comprised of three or more members of the Board or such other committee as the Board may designate from time to time (the "Committee"). The Board of Directors or the Committee may, from time to time, establish such rules and regulations for carrying out the KMBP as they may deem necessary or desirable. The Board of Directors or the Committee shall decide all questions of fact arising in the application of the KMBP and shall interpret and construe the provisions of the KMBP and of any other documents relating to it or a bonus award hereunder and any such decision, interpretation or construction shall be conclusive and binding upon all persons.

     3. Effective Date Of Plan. The KMBP shall become effective as of February
        ----------------------
1, 1999 upon approval by the Board of Directors.

     4. Eligibility. The executive officers eligible to participate in the KMBP
        -----------
are established by the Board or the Committee. Other positions eligible to participate in the KMBP are established by the Board of Directors, the Committee, or the Company's Senior Management. The Committee decides the level of the participant's participation.

          To be a "qualified participant" in the KMBP, an individual must be in a KMBP position before November 1st of the applicable fiscal year, remain in a KMBP position for at least 90 days, have a performance rating of Meeting Expectations or better for the applicable fiscal year, and be actively working for the Company on the last day of the bonus period. Associates with a performance rating of Improvement Needed or less for the bonus period or who were moved from a KMBP eligible position to a non-KMBP eligible position for performance reasons during the bonus period are not eligible to receive a bonus. If a participant holds a KMBP position for less than a full fiscal year, the participant's KMBP payment will be prorated according to the number of weeks the participant has served in a KMBP position during the applicable fiscal year. If a participant serves in more than one KMBP position in the course of the year, the bonus will be calculated for each position separately and prorated for the number of weeks in that position.

     5. Bonus Period. The bonus period coincides with the Company's fiscal year.
        ------------

     6. Performance Measures. Eligible participants will receive a goal sheet
        --------------------
each fiscal year showing their individual performance measures which may include sales, EBIT

(earnings before interest and taxes) and EVA (economic value added), among others. The performance measures may be reflected on one or more matrixes. The KMBP will generate a unit value based upon the percent or dollar difference between actual and planned results for each matrix, and performance against approved EVA targets. The unit values on the matrix range from $0.00 to $3.00. Performance at plan produces a unit value of $1.00. The unit value of each matrix represents a percentage of the total unit value. A sample unit value matrix is attached as Exhibit "A". The financial measure EVA is calculated as follows:

Total JCPenney EVA
     -    Total Operating Expenses
     -    Taxes
Net Operating Profit After Tax (NOPAT)
--------------------------------------
     -    Capital Charge
--------------------------------------
Economic Value Added (EVA)

An EVA improvement target will be established based on delivering to investors a competitive return on their capital. The target takes into consideration the demands of investors now owning or buying stock, and recognizes that performance must improve to deliver for them a competitive return. The EVA unit values will be determined by a formula that measures actual EVA dollar performance against the annual target. The formula to determine the unit value is shown as follows:

Unit value = 1 + (variation from the target)
                 --------------------------
                             range

The range equals two times the EVA improvement target. To determine the variation from target, subtract the EVA improvement target from the actual EVA improvement.

     7. Bonus Calculation. The bonus is calculated by multiplying a
        -----------------
participant's number of performance units by the unit value. The number of performance units is calculated by multiplying the eligible participant's base salary that was paid during the year by the applicable percentage. The applicable percentage is based upon the participant's position level as shown below:

                        Incentive                             Incentive
Eckerd Position Level  Compensation   Eckerd Position Level  Compensation
       (EPL)             Percent              (EPL)            Percent

        19                   37.2              13                27.0

        18                   34.8              12                18.0

        17                   32.3    The following schedule will apply for new
                                     bonus participants effective July 30, 2000.
        16              29.6/27.0*             11                13.9

        15                   27.0              10                10.2

        14                   27.0               9                 6.2

     8. Bonus Payment. KMBP bonuses are paid in cash within 90 days after the
        -------------
end of the fiscal year. At the time of receipt of written notice of a participant's bonus award, each participant shall arrange with the Company for the payment of the amount of any taxes required to be collected or withheld as a result of the payment of the KMBP bonus.

     9. Participants On Leave Of Absence. Qualified participants who go on a
        --------------------------------
Company approved and documented medical or maternity leave of absence during the bonus period will be eligible for a prorated bonus with credit given for the first six weeks of the leave and with no credit given for the remaining amount of time on leave of absence. Qualified participants who go on any other Company approved leave of absence during the bonus period will be eligible for a prorated bonus with no credit given for the amount of time on leave of absence. This bonus will be paid only when the participant returns to work directly from such a leave. If an eligible participant goes on an approved leave of absence after the end of the bonus period but before the bonus is paid, the participant shall receive the full amount of bonus due. The payment will be made within 90 days after the end of the fiscal year.

     10. Termination Of Employment.
         -------------------------

          a. Voluntary Terminations. A qualified participant who voluntarily terminates employment with the Company before the end of the bonus period forfeits all rights to any payment under the KMBP plan. Participants who have informed the Company of their decision to leave the Company must be physically on the job on the last day of the bonus period to receive payment for that period. Participants who have notified the Company of their desire to terminate employment and who choose to take vacation prior to the end of bonus period will not be deemed to have completed the bonus period and will not be eligible for payout under the KMBP Plan. Participants who voluntarily terminate employment after the end of the bonus period but before the bonus is paid are eligible to receive the bonus payment for that period.

          b. Involuntary Terminations. A qualified participant who is involuntarily terminated before the bonus is paid for the applicable bonus period forfeits all rights to any payment under the KMBP.

     11. Changes To Bonus Plan. The KMBP represents compensation in addition to
         ---------------------
normal salary for participants qualified to participate. The Company reserves the right to amend the KMBP, including the right to make changes in the KMBP's provisions, payouts, and eligibility, and also reserves the right to discontinue the KMBP at any time.

                     Unit Value Matrix for Eckerd Drugstores

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
 21%    .00     .05    .10    .15    .20    .25    .31    .38    .44    .50    .56    .88   1.04
------------------------------------------------------------------------------------------------
 20%    .00     .05    .10    .15    .20    .25    .31    .38    .44    .50    .56    .88   1.04
------------------------------------------------------------------------------------------------
 19%    .00     .05    .10    .15    .20    .25    .31    .38    .44    .50    .56    .88   1.04
------------------------------------------------------------------------------------------------
 18%    .00     .05    .10    .15    .20    .25    .31    .38    .44    .50    .56    .88   1.04
------------------------------------------------------------------------------------------------
 17%    .00     .05    .10    .15    .20    .25    .31    .38    .44    .50    .56    .88   1.04
------------------------------------------------------------------------------------------------
 16%    .00     .05    .10    .15    .20    .25    .31    .38    .44    .50    .56    .88   1.04
------------------------------------------------------------------------------------------------
 15%    .00     .05    .10    .15    .20    .25    .31    .38    .44    .50    .56    .88   1.04
------------------------------------------------------------------------------------------------
 14%    .00     .05    .10    .15    .20    .25    .31    .38    .44    .50    .56    .88   1.04
------------------------------------------------------------------------------------------------
 13%    .00     .05    .10    .15    .20    .25    .31    .38    .44    .50    .56    .88   1.04
------------------------------------------------------------------------------------------------
 12%    .00     .05    .10    .15    .20    .25    .31    .38    .44    .50    .56    .88   1.04
------------------------------------------------------------------------------------------------
 11%    .00     .05    .10    .15    .20    .25    .31    .38    .44    .50    .56    .88   1.04
------------------------------------------------------------------------------------------------
 10%    .00     .05    .10    .15    .20    .25    .31    .38    .44    .50    .56    .88   1.04
------------------------------------------------------------------------------------------------
  9%    .00     .05    .10    .15    .20    .25    .31    .38    .44    .50    .56    .88   1.04
------------------------------------------------------------------------------------------------
  8%    .00     .05    .10    .15    .20    .25    .31    .38    .44    .50    .56    .88   1.04
------------------------------------------------------------------------------------------------
  7%    .00     .05    .10    .15    .20    .25    .31    .38    .44    .50    .56    .88   1.04
------------------------------------------------------------------------------------------------
  6%    .00     .05    .10    .15    .20    .25    .31    .38    .44    .50    .56    .88   1.04
------------------------------------------------------------------------------------------------
  5%    .00     .05    .10    .15    .20    .25    .31    .38    .44    .50    .56    .88    .94
------------------------------------------------------------------------------------------------
  4%    .00     .00    .05    .10    .15    .20    .26    .33    .39    .45    .51    .78    .84
------------------------------------------------------------------------------------------------
  3%    .00     .00    .00    .05    .10    .15    .21    .28    .34    .40    .46    .68    .74
------------------------------------------------------------------------------------------------
  2%    .00     .00    .00    .00    .05    .10    .16    .23    .29    .35    .41    .58    .64
------------------------------------------------------------------------------------------------
  1%    .00     .00    .00    .00    .00    .05    .11    .18    .24    .30    .36    .48    .54
------------------------------------------------------------------------------------------------
MEET    .00     .00    .00    .00    .00    .00    .06    .13    .19    .25    .31    .38    .44
------------------------------------------------------------------------------------------------
 -1%    .00     .00    .00    .00    .00    .00    .00    .06    .13    .19    .25    .31    .38
------------------------------------------------------------------------------------------------
 -2%    .00     .00    .00    .00    .00    .00    .00    .00    .06    .13    .19    .25    .31
------------------------------------------------------------------------------------------------
 -3%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .06    .13    .19    .25
------------------------------------------------------------------------------------------------
 -4%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .00    .06    .13    .19
------------------------------------------------------------------------------------------------
 -5%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .06    .13
------------------------------------------------------------------------------------------------
 -6%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .06
------------------------------------------------------------------------------------------------
 -7%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00
------------------------------------------------------------------------------------------------
 -8%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00
------------------------------------------------------------------------------------------------
 -9%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00
------------------------------------------------------------------------------------------------
-10%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00
------------------------------------------------------------------------------------------------
-11%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00
------------------------------------------------------------------------------------------------
-12%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00
------------------------------------------------------------------------------------------------
-13%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00
------------------------------------------------------------------------------------------------
-14%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00
------------------------------------------------------------------------------------------------
-15%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00
------------------------------------------------------------------------------------------------
-16%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00
------------------------------------------------------------------------------------------------
-17%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00
------------------------------------------------------------------------------------------------
-18%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00
------------------------------------------------------------------------------------------------
-19%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00
------------------------------------------------------------------------------------------------
-20%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00
------------------------------------------------------------------------------------------------
-21%    .00     .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00
================================================================================================
        -21%    -20%   -19%   -18%   -17%   -16%   -15%   -14%   -13%   -12%   -11%   -10%    -9%
================================================================================================

--------------------------------------------------------------------------------------------------------------
 21%     1.20   1.36   1.53   1.69   1.75   1.81   1.88   1.94   3.00   3.00   3.00  3.00   3.00   3.00   3.00
--------------------------------------------------------------------------------------------------------------
 20%     1.20   1.36   1.53   1.69   1.75   1.81   1.88   1.94   3.00   3.00   3.00  3.00   3.00   3.00   3.00
--------------------------------------------------------------------------------------------------------------
 19%     1.20   1.36   1.53   1.69   1.75   1.81   1.88   1.94   2.90   3.00   3.00  3.00   3.00   3.00   3.00
--------------------------------------------------------------------------------------------------------------
 18%     1.20   1.36   1.53   1.69   1.75   1.81   1.88   1.94   2.80   2.95   3.00  3.00   3.00   3.00   3.00
--------------------------------------------------------------------------------------------------------------
 17%     1.20   1.36   1.53   1.69   1.75   1.81   1.88   1.94   2.70   2.85   3.00  3.00   3.00   3.00   3.00
--------------------------------------------------------------------------------------------------------------
 16%     1.20   1.36   1.53   1.69   1.75   1.81   1.88   1.94   2.60   2.75   2.90  3.00   3.00   3.00   3.00
--------------------------------------------------------------------------------------------------------------
 15%     1.20   1.36   1.53   1.69   1.75   1.81   1.88   1.94   2.50   2.65   2.80  2.95   3.00   3.00   3.00
--------------------------------------------------------------------------------------------------------------
 14%     1.20   1.36   1.53   1.69   1.75   1.81   1.88   1.94   2.40   2.55   2.70  2.85   3.00   3.00   3.00
--------------------------------------------------------------------------------------------------------------
 13%     1.20   1.36   1.53   1.69   1.75   1.81   1.88   1.94   2.30   2.45   2.60  2.75   2.90   3.00   3.00
--------------------------------------------------------------------------------------------------------------
 12%     1.20   1.36   1.53   1.69   1.75   1.81   1.88   1.94   2.20   2.35   2.50  2.65   2.80   2.95   3.00
--------------------------------------------------------------------------------------------------------------
 11%     1.20   1.36   1.53   1.69   1.75   1.81   1.88   1.94   2.10   2.25   2.40  2.55   2.70   2.85   3.00
--------------------------------------------------------------------------------------------------------------
 10%     1.20   1.36   1.53   1.69   1.75   1.81   1.88   1.94   2.00   2.15   2.30  2.45   2.60   2.75   2.90
--------------------------------------------------------------------------------------------------------------
  9%     1.20   1.36   1.53   1.59   1.65   1.71   1.78   1.84   1.90   2.05   2.20  2.35   2.50   2.65   2.80
--------------------------------------------------------------------------------------------------------------
  8%     1.20   1.36   1.43   1.49   1.55   1.61   1.68   1.74   1.80   1.95   2.10  2.25   2.40   2.55   2.70
--------------------------------------------------------------------------------------------------------------
  7%     1.20   1.26   1.33   1.39   1.45   1.51   1.58   1.64   1.70   1.85   2.00  2.15   2.30   2.45   2.60
--------------------------------------------------------------------------------------------------------------
  6%     1.10   1.16   1.23   1.29   1.35   1.41   1.48   1.54   1.60   1.75   1.90  2.05   2.20   2.35   2.50
--------------------------------------------------------------------------------------------------------------
  5%     1.00   1.06   1.13   1.19   1.25   1.31   1.38   1.44   1.50   1.65   1.80  1.95   2.10   2.25   2.35
--------------------------------------------------------------------------------------------------------------
  4%      .90    .96   1.03   1.09   1.15   1.21   1.28   1.34   1.40   1.55   1.70  1.85   2.00   2.10   2.20
--------------------------------------------------------------------------------------------------------------
  3%      .80    .86    .93    .99   1.05   1.11   1.18   1.24   1.30   1.45   1.60  1.75   1.85   1.95   2.05
--------------------------------------------------------------------------------------------------------------
  2%      .70    .76    .83    .89    .95   1.01   1.08   1.14   1.20   1.35   1.50  1.60   1.70   1.80   1.90
--------------------------------------------------------------------------------------------------------------
  1%      .60    .66    .73    .79    .85    .91    .98   1.04   1.10   1.25   1.35  1.45   1.55   1.65   1.75
--------------------------------------------------------------------------------------------------------------
MEET      .50    .56    .63    .69    .75    .81    .88    .94   1.00   1.10   1.20  1.30   1.40   1.50   1.60
--------------------------------------------------------------------------------------------------------------
 -1%      .44    .50    .56    .63    .69    .75    .81    .88    .94   1.04   1.14  1.24   1.34   1.44   1.54
--------------------------------------------------------------------------------------------------------------
 -2%      .38    .44    .50    .56    .63    .69    .75    .81    .88    .98   1.08  1.18   1.28   1.38   1.48
--------------------------------------------------------------------------------------------------------------
 -3%      .31    .38    .44    .50    .56    .63    .69    .75    .81    .91   1.01  1.11   1.21   1.31   1.41
--------------------------------------------------------------------------------------------------------------
 -4%      .25    .31    .38    .44    .50    .56    .63    .69    .75    .85    .95  1.05   1.15   1.25   1.35
--------------------------------------------------------------------------------------------------------------
 -5%      .19    .25    .31    .38    .44    .50    .56    .63    .69    .79    .89   .99   1.09   1.19   1.29
--------------------------------------------------------------------------------------------------------------
 -6%      .13    .19    .25    .31    .38    .44    .50    .56    .63    .73    .83   .93   1.03   1.13   1.23
--------------------------------------------------------------------------------------------------------------
 -7%      .06    .13    .19    .25    .31    .38    .44    .50    .56    .66    .76   .86    .96   1.06   1.16
--------------------------------------------------------------------------------------------------------------
 -8%      .00    .06    .13    .19    .25    .31    .38    .44    .50    .60    .70   .80    .90   1.00   1.10
--------------------------------------------------------------------------------------------------------------
 -9%      .00    .00    .06    .13    .19    .25    .31    .38    .44    .54    .64   .74    .84    .94   1.04
--------------------------------------------------------------------------------------------------------------
-10%      .00    .00    .00    .06    .13    .19    .25    .31    .38    .48    .58   .68    .78    .88    .88
--------------------------------------------------------------------------------------------------------------
-11%      .00    .00    .00    .00    .06    .13    .19    .25    .31    .36    .41   .46    .51    .56    .56
--------------------------------------------------------------------------------------------------------------
-12%      .00    .00    .00    .00    .00    .06    .13    .19    .25    .30    .35   .40    .45    .50    .50
--------------------------------------------------------------------------------------------------------------
-13%      .00    .00    .00    .00    .00    .00    .06    .13    .19    .24    .29   .34    .39    .44    .44
--------------------------------------------------------------------------------------------------------------
-14%      .00    .00    .00    .00    .00    .00    .00    .06    .13    .18    .23   .28    .33    .38    .38
--------------------------------------------------------------------------------------------------------------
-15%      .00    .00    .00    .00    .00    .00    .00    .00    .06    .11    .16   .21    .26    .31    .31
--------------------------------------------------------------------------------------------------------------
-16%      .00    .00    .00    .00    .00    .00    .00    .00    .00    .05    .10   .15    .20    .25    .25
--------------------------------------------------------------------------------------------------------------
-17%      .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .05   .10    .15    .20    .20
--------------------------------------------------------------------------------------------------------------
-18%      .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00   .05    .10    .15    .15
--------------------------------------------------------------------------------------------------------------
-19%      .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00   .00    .05    .10    .10
--------------------------------------------------------------------------------------------------------------
-20%      .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00   .00    .00    .05    .05
--------------------------------------------------------------------------------------------------------------
-21%      .00    .00    .00    .00    .00    .00    .00    .00    .00    .00    .00   .00    .00    .00    .00
==============================================================================================================
           -8%    -7%    -6%    -5%    -4%    -3%    -2%    -1%  MEET      1%     2%    3%     4%     5%     6%
==============================================================================================================

----------------------------------------------------------------------------------------------------------------
 21%     3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
 20%     3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
 19%     3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
 18%     3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
 17%     3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
 16%     3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
 15%     3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
 14%     3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
 13%     3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
 12%     3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
 11%     3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
 10%     3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
  9%     2.95   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
  8%     2.85   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
  7%     2.75   2.85   2.95   3.00   3.00   3.00   3.00   3.00   3.00   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
  6%     2.60   2.70   2.80   2.90   3.00   3.00   3.00   3.00   3.00   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
  5%     2.45   2.55   2.65   2.75   2.85   2.95   3.00   3.00   3.00   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
  4%     2.30   2.40   2.50   2.60   2.70   2.80   2.90   3.00   3.00   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
  3%     2.15   2.25   2.35   2.45   2.55   2.65   2.75   2.85   2.95   3.00    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
  2%     2.00   2.10   2.20   2.30   2.40   2.50   2.60   2.70   2.80   2.90    3.00   3.00   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
  1%     1.85   1.95   2.05   2.15   2.25   2.35   2.45   2.55   2.65   2.75    2.85   2.95   3.00   3.00   3.00
----------------------------------------------------------------------------------------------------------------
MEET     1.70   1.80   1.90   2.00   2.10   2.20   2.30   2.40   2.50   2.60    2.70   2.80   2.90   3.00   3.00
----------------------------------------------------------------------------------------------------------------
 -1%     1.64   1.74   1.84   1.94   1.94   1.94   1.94   1.94   1.94   1.94    1.94   1.94   1.94   1.94   1.94
----------------------------------------------------------------------------------------------------------------
 -2%     1.58   1.68   1.78   1.88   1.88   1.88   1.88   1.88   1.88   1.88    1.88   1.88   1.88   1.88   1.88
----------------------------------------------------------------------------------------------------------------
 -3%     1.51   1.61   1.71   1.81   1.81   1.81   1.81   1.81   1.81   1.81    1.81   1.81   1.81   1.81   1.81
----------------------------------------------------------------------------------------------------------------
 -4%     1.45   1.55   1.65   1.75   1.75   1.75   1.75   1.75   1.75   1.75    1.75   1.75   1.75   1.75   1.75
----------------------------------------------------------------------------------------------------------------
 -5%     1.39   1.49   1.59   1.69   1.69   1.69   1.69   1.69   1.69   1.69    1.69   1.69   1.69   1.69   1.69
----------------------------------------------------------------------------------------------------------------
 -6%     1.33   1.43   1.53   1.53   1.53   1.53   1.53   1.53   1.53   1.53    1.53   1.53   1.53   1.53   1.53
----------------------------------------------------------------------------------------------------------------
 -7%     1.26   1.36   1.36   1.36   1.36   1.36   1.36   1.36   1.36   1.36    1.36   1.36   1.36   1.36   1.36
----------------------------------------------------------------------------------------------------------------
 -8%     1.20   1.20   1.20   1.20   1.20   1.20   1.20   1.20   1.20   1.20    1.20   1.20   1.20   1.20   1.20
----------------------------------------------------------------------------------------------------------------
 -9%     1.04   1.04   1.04   1.04   1.04   1.04   1.04   1.04   1.04   1.04    1.04   1.04   1.04   1.04   1.04
----------------------------------------------------------------------------------------------------------------
-10%      .88    .88    .88    .88    .88    .88    .88    .88    .88    .88     .88    .88    .88    .88    .88
----------------------------------------------------------------------------------------------------------------
-11%      .56    .56    .56    .56    .56    .56    .56    .56    .56    .56     .56    .56    .56    .56    .56
----------------------------------------------------------------------------------------------------------------
-12%      .50    .50    .50    .50    .50    .50    .50    .50    .50    .50     .50    .50    .50    .50    .50
----------------------------------------------------------------------------------------------------------------
-13%      .44    .44    .44    .44    .44    .44    .44    .44    .44    .44     .44    .44    .44    .44    .44
----------------------------------------------------------------------------------------------------------------
-14%      .38    .38    .38    .38    .38    .38    .38    .38    .38    .38     .38    .38    .38    .38    .38
----------------------------------------------------------------------------------------------------------------
-15%      .31    .31    .31    .31    .31    .31    .31    .31    .31    .31     .31    .31    .31    .31    .31
----------------------------------------------------------------------------------------------------------------
-16%      .25    .25    .25    .25    .25    .25    .25    .25    .25    .25     .25    .25    .25    .25    .25
----------------------------------------------------------------------------------------------------------------
-17%      .20    .20    .20    .20    .20    .20    .20    .20    .20    .20     .20    .20    .20    .20    .20
----------------------------------------------------------------------------------------------------------------
-18%      .15    .15    .15    .15    .15    .15    .15    .15    .15    .15     .15    .15    .15    .15    .15
----------------------------------------------------------------------------------------------------------------
-19%      .10    .10    .10    .10    .10    .10    .10    .10    .10    .10     .10    .10    .10    .10    .10
----------------------------------------------------------------------------------------------------------------
-20%      .05    .05    .05    .05    .05    .05    .05    .05    .05    .05     .05    .05    .05    .05    .05
----------------------------------------------------------------------------------------------------------------
-21%      .00    .00    .00    .00    .00    .00    .00    .00    .00    .00     .00    .00    .00    .00    .00
================================================================================================================
            7%     8%     9%    10%    11%    12%    13%    14%    15%    16%     17%    18%    19%    20%    21%
================================================================================================================

     PROFIT $  % OVER/UNDER PLAN